UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21201

O’Connor Fund of Funds: Technology LLC

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

                                     New York, NY  10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

                                     Chicago, Illinois  60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 525-6000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2013

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2013

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

O’Connor Fund of Funds: Technology LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of O’Connor Fund of Funds: Technology LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of December 31, 2013, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Connor Fund of Funds: Technology LLC at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 26, 2014

A member firm of Ernst & Young Global Limited	1

O’Connor Fund of Funds: Technology LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2013

ASSETS

Investments in Investment Funds, at fair value (cost $ 135,745,554)	$207,941,035
Cash	13,909,687
Advanced subscriptions in Investment Funds	8,080,000
Receivable from Investment Funds	816,106
Other assets	19,150

Total Assets	230,765,978

LIABILITIES

Withdrawals payable	10,216,498
Subscriptions received in advance	350,000
Management Fee payable	192,450
Professional fees payable	170,276
Administration fee payable	35,605
Custody fee payable	6,810
Directors’ fees payable	3,000
Other liabilities	55,050

Total Liabilities	11,029,689

Members’ Capital	$219,736,289

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$147,540,808
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	72,195,481

Members’ Capital	$219,736,289

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

Statement of Operations

Year Ended December 31, 2013

INVESTMENT INCOME

Interest	$8

Total Investment Income	8

EXPENSES

Management Fee	2,182,951
Professional fees	358,154
Administration fee	205,029
Loan commitment fees	112,331
Directors’ fees	84,680
Custody fee	8,900
Printing, insurance and other expenses	156,865

Total Expenses	3,108,910

Net Investment Loss	(3,108,902)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	4,986,074
Net change in unrealized appreciation/depreciation on investments in Investment Funds	31,772,475

Net Realized and Unrealized Gain/(Loss) from Investments	36,758,549

Net Increase in Members’ Capital Derived from Operations	$33,649,647

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2012 and 2013

	Manager	Members	Total

Members’ Capital at January 1, 2012	$50,327	$223,228,819	$223,279,146

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(195)	(3,194,643)	(3,194,838)
Net realized gain/(loss) from investments in Investment Funds	1,266	5,706,433	5,707,699
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,618	7,061,208	7,062,826
Net Increase in Members’ Capital Derived from Operations	2,689	9,572,998	9,575,687

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	9,652,008	9,652,008
Members’ withdrawals	–	(33,807,449)	(33,807,449)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(24,155,441)	(24,155,441)

Members’ Capital at December 31, 2012	$53,016	$208,646,376	$208,699,392

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(244)	(3,108,658)	(3,108,902)
Net realized gain/(loss) from investments in Investment Funds	1,436	4,984,638	4,986,074
Net change in unrealized appreciation/depreciation on investments in Investment Funds	8,305	31,764,170	31,772,475
Net Increase in Members’ Capital Derived from Operations	9,497	33,640,150	33,649,647

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	2,529,908	2,529,908
Members’ withdrawals	–	(25,142,658)	(25,142,658)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(22,612,750)	(22,612,750)

Members’ Capital at December 31, 2013	$62,513	$219,673,776	$219,736,289

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

Statement of Cash Flows

Year Ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$33,649,647
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(19,000,000)
Proceeds from disposition of investments in Investment Funds	37,778,943
Net realized (gain)/loss from investments in Investment Funds	(4,986,074)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(31,772,475)
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	(1,080,000)
Receivable from Investment Funds	25,903,995
Other assets	(3,851)
Increase (decrease) in liabilities:
Administration fee payable	(1,695)
Custody fee payable	4,080
Directors’ fees payable	3,000
Management Fee payable	(3,450)
Professional fees payable	(98,741)
Other liabilities	(7,673)
Net cash provided by operating activities	40,385,706

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions, including change in subscriptions received in advance	2,879,908
Payments on Members’ withdrawals, including change in withdrawals payable	(39,038,057)
Net cash used in financing activities	(36,158,149)

Net increase in cash	4,227,557
Cash-beginning of year	9,682,130
Cash-end of year	$13,909,687

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

Financial Highlights

December 31, 2013

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Manager, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the Performance Bonus, if applicable, and the timing of capital transactions.

		Years Ended December 31,
	2013	2012	2011	2010	2009

Ratio of net investment loss to average members’ capital [a,b]	(1.41%)	(1.37%)	(1.36%)	(1.32%)	(1.33%)

Ratio of gross expenses to average members’ capital [a,b]	1.41%	1.37%	1.38%	1.33%	1.34%

Ratio of net expenses to average members’ capital after Performance Bonus [a,b,c]	1.41%	1.37%	1.37%	1.33%	1.34%

Portfolio turnover rate	9.33%	15.44%	21.20%	21.24%	23.18%

Total return after Performance Bonus [d,e]	16.76%	4.30%	(1.56%)	8.05%	14.16%

Members’ capital at end of year (including the Manager)	$219,736,289	$208,699,392	$223,279,146	$224,259,053	$227,463,597

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Manager.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The ratios of net expenses to average members’ capital before Performance Bonus were 1.41%, 1.37%, 1.37%, 1.33% and 1.34% for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, respectively.

d

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital contributions or withdrawals during the year.

e	The total returns before Performance Bonus were 16.76%, 4.30%, (1.56%), 8.05% and 14.16% for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, respectively.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements

December 31, 2013

1.	Organization

O’Connor Fund of Funds: Technology LLC (the “Fund”) was initially organized as a limited partnership under the laws of Delaware on December 28, 1998, commenced operations on April 1, 1999 and was subsequently reorganized as a limited liability company effective October 15, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to maximize capital appreciation over the long-term. The Fund pursues its investment objective by deploying its assets primarily among a select group of portfolio managers who invest primarily in, or who have particular knowledge within, the technology sector. Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the “Investment Funds”) in which the Fund invests as a limited partner or member along with other investors.

Except to the extent otherwise delegated to the Manager and the Administrator (as both defined below), management and control of the business of the Fund shall be vested in the Fund’s Board of Directors (the “Directors”). Each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act.

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Manager” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Manager is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Manager expects that generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests, or a portion thereof, (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

1.	Organization (continued)

be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follow:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem within one quarter from the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund’s liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund’s net asset value to be Level 2. In previous years, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem within one quarter of the measurement date, subject to further lockups and liquidity provisions.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the year, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of December 31, 2013. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2013. The Fund used the following categories to classify its Investment Funds.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. The Investment Funds in the equity hedged strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **
Equity Hedged	45 – 65 days	13%

*      These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.

**    These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring 4 redemption periods.

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit, equity hedged, relative value and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. The Investment Fund in the other strategy has restrictions on liquidity in its offering documents as described in the table below:

Strategy	Range of redemption notice period	Percentage with investor level gates	Percentage with side pockets *
Other	N/A	N/A	100%
* Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Manager, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Manager utilizes procedures pursuant to Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“Topic 820”) in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ investment managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2013.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $3,108,902 and $4,986,074 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2013. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2013 and had no effect on members’ capital.

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2013, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Administrator provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly management fee (the “Management Fee”) at an annual rate of 1% of the Fund’s members’ capital, excluding the capital account attributable to the Manager. The Management Fee is paid to the Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the Manager’s capital account. A portion of the Management Fee is paid by UBS A&Q to its affiliates.

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

3.	Related Party Transactions (continued)

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Manager as described above. In accordance with the Limited Liability Company Agreement, the Manager is then allocated an amount based on the performance of the Fund (the “Performance Bonus”) for the Measurement Period, as defined in the Confidential Memorandum (i.e., the period commencing on the admission of a Member to the Fund, and thereafter each period commencing on the day following the last Measurement Period and ending generally on the first to occur of (1) a fiscal year-end or (2) a whole or partial redemption). The Performance Bonus is calculated separately with respect to each Member.

The Performance Bonus is equal to 1% of the balance of the Member’s capital account at the end of the Measurement Period, provided that appreciation in the Member’s capital account (net of any Performance Bonus) exceeds the Member’s threshold return. The threshold return is the amount that a Member would have earned for a fiscal year if it had received an annualized rate of return of 20% on its opening capital account balance, as adjusted. No Performance Bonus was earned for the year ended December 31, 2013 or for the year ended December 31, 2012.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Loan Payable

Effective August 27, 2013, the Fund, along with other UBS sponsored funds, entered into a $160,000,000 committed, secured revolving line of credit, expiring on October 27, 2014. This line of credit replaces the previous agreement, dated October 29, 2012. The Fund is limited to $31,000,000 (the “Borrower Sublimit Amount”) of the secured revolving line of credit with a maximum borrowing limit of 15% of the Fund’s Members’ Capital. The interest rate on the borrowing is the higher of (a) 1.50% above the Overnight LIBOR Rate and (b) 1.50% above the Federal Funds Rate, in each case as in effect from time to time. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the Borrower Sublimit Amount not utilized.

For the year ended December 31, 2013, the Fund did not borrow under this secured revolving line of credit.

6.	Investments

As of December 31, 2013, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2013 amounted to $19,000,000 and $37,778,943, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the year ended December 31, 2013; therefore, the tax basis of investments for 2013 will not be finalized by the Fund until after the fiscal year end.

O’Connor Fund of Funds: Technology LLC

Notes to Financial Statements (continued)

December 31, 2013

6.	Investments (continued)

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 15.00% to 25.00% of net profits earned. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

As of December 31, 2013, the Fund had $10,216,498 of withdrawals payable. Subsequent to December 31, 2013, the Fund paid $9,184,866. The remaining amount payable of $1,031,632 is scheduled to be paid in accordance with the terms of the Fund’s June 30, 2013 and December 31, 2013 tender offers.

O’Connor Fund of Funds: Technology LLC

Schedule of Portfolio Investments

December 31, 2013

Investment Fund	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date			Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Cadian Fund, L.P.	$10,647,911	$15,004,974	6.83	9/1/2009	Quarterly	12/31/2013	(b	)	$3,751,244
CCI Technology Partners II, L.P.	15,036,026	17,448,121	7.94	2/1/2012	Quarterly	12/31/2013			$17,448,121
Coatue Qualified Partners, L.P.	6,312,978	23,006,844	10.47	4/1/2002	Quarterly	12/31/2013			$23,006,844
Criterion Horizons Fund, L.P.	15,000,000	17,256,513	7.85	4/1/2012	Monthly	12/31/2013			$17,256,513
Jericho Capital Partners, L.P.	16,338,118	26,299,618	11.97	5/1/2011	Quarterly	12/31/2013			$26,299,618
March Altus Fund, L.P.	12,000,000	12,898,429	5.87	4/1/2013	Quarterly	12/31/2013	(b	)	$3,224,607
Perceptive Life Sciences Qualified Fund, L.P.	7,000,000	10,296,058	4.69	1/1/2013	Quarterly	12/31/2013			$10,296,058
PFM Healthcare Fund, L.P.	12,000,000	17,857,030	8.13	10/1/2010	Quarterly	12/31/2013			$17,857,030
Shannon River Partners II, L.P.	10,788,779	21,324,834	9.70	5/1/2005	Quarterly	12/31/2013			$21,324,834
SRS Partners US, L.P.	15,000,000	22,083,215	10.05	5/1/2010	Quarterly	12/31/2013			$22,083,215
Visium Balanced Fund, L.P.	14,743,406	23,937,880	10.89	1/1/2010	Quarterly	12/31/2013			$23,937,880

Equity Hedged Subtotal	$134,867,218	$207,413,516	94.39%

Other

Artis Aggressive Growth Institutional, L.P.	878,336	527,519	0.24	3/1/2006	N/A	N/A	(c	)	N/A

Other Subtotal	$878,336	$527,519	0.24%

Total	$135,745,554	$207,941,035	94.63%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	The Investment Fund is subject to an investor level gate of 25%.
(c)	All of the Fund’s interests in the Investment Fund are held in side pockets which have restricted liquidity.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical investments. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s net asset value. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s net asset value. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of December 31, 2013 is $6,975,851 which relates to the value of a portion of several investments that can be partially redeemed within one quarter from the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

Schedule of Portfolio Investments (continued)

December 31, 2013

	ASSETS TABLE
Description	Total Fair Value at December 31, 2013	Level 1	Level 2	Level 3
Equity Hedged	$207,413,516	$—	$179,510,113	$27,903,403
Other	527,519	—	—	527,519

Total Assets	$207,941,035	$—	$179,510,113	$28,430,922

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2012*	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3**	Balance as of December 31, 2013
Equity Hedged	$28,831,790	$(28,286)	$5,014,760	$12,000,000	$(57,831)	$–	$(17,857,030)	$27,903,403
Other	543,784	–	(16,265)	–	–	–	–	527,519
Total	$29,375,574	$(28,286)	$4,998,495	$12,000,000	$(57,831)	$–	$(17,857,030)	$28,430,922

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2013 is $917,774 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*

Balance as of December 31, 2012 was adjusted to reflect Level 3 investments where the Fund does not have the ability to redeem in full within one quarter of December 31, 2012, subject to any audit withholds at the Investment Fund’s net asset value.

**

The transfer out of Level 3 investments in the amount of $17,857,030 is due to the expiration of a lock on the ability to redeem the investment within 90 days without incurring an early redemption penalty.

The preceding notes are an integral part of these financial statements.

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC (UNAUDITED)

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), last evaluated the Investment Advisory Agreement at a meeting on September 17, 2013. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of another investment company presented by the Adviser which had objectives and strategies similar to those of the Fund and which is managed by a third-party investment adviser (the “Comparable Fund”). The Directors recognized that the Comparable Fund is structured as a private fund and is not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Fund. The Directors recognized that the Fund’s year-to-date and five-year performance for the periods ended June 30, 2013 exceeded the performance of the Comparable Fund during the same periods.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Fund. The information presented to the Directors showed that the Fund’s management fee was equal to the management fee of the Comparable Fund, and the Fund’s incentive fee was lower than the incentive fee of the Comparable Fund. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was lower than the standard management fee of the Adviser’s retail clients and equal to the standard management fee of the Adviser’s non-retail clients, and its incentive fee was lower than the standard incentive fee of the Adviser’s retail clients and non-retail clients. In light of the foregoing, the Directors felt that the combination of the management fee and the incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Fund.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Investment Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2013 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (84) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (67) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC

Virginia G. Breen (49) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (71)[3] c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	53	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS

William J. Ferri (47) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Dylan Germishuys (44) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013

Head of Operations and Product Control of UBS A&Q since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.

			N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
Frank S. Pluchino (54) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005

Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on March 29, 1999.

[2]	As of December 31, 2013, of the 53 funds/portfolios in the complex, 45 were advised by an affiliate of UBS A&Q and 8 comprised the registered alternative investment funds advised by UBS A&Q.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

PROPOSED AMENDMENT OF THE LIMITED LIABILITY COMPANY AGREEMENT

In connection with the Adviser’s overall management of the Fund, the Adviser presently is contemplating recommending a possible change in the name of the Fund. In anticipation thereof, the Fund hereby notifies you of its intention to amend and restate its limited liability company agreement (the “LLC Agreement”), as permitted by Section 8.1(a) thereunder, to provide for such possible change in the name of the Fund and to incorporate previous amendments to the LLC Agreement into a single, integrated document. The adoption of the aforesaid amendment by the Fund does not require the consent of investors under the LLC Agreement. Pursuant to Section 8.1(d) of the LLC Agreement, each investor hereby is given notice of the Fund’s intent to amend and restate its LLC Agreement, the text of which will be available upon request.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,195 in 2013 and $72,241.50 in 2012. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,355 in 2013 and $2,300 in 2012. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $110,000 in 2013 and $110,000 in 2012. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2013 and $0 in 2012.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.764 mil in 2013 and $1.166 mil in 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

AIS July 2011
FOR INTERNAL USE ONLY

UBS ALTERNATIVE AND QUANTITATIVE

INVESTMENTS LLC

PROXY VOTING POLICY

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

—	Failure to provided required disclosures for investment advisers and registered investment companies

—	Failure to vote proxies in best interest of clients and funds

—	Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

—	the impact on the value of the securities;

—	the anticipated costs and benefits associated with the proposal;

—	the effect on liquidity;

AIS July 2011
FOR INTERNAL USE ONLY

•	impact on redemption or withdrawal rights;

•	the continued or increased availability of portfolio information; and

•	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team that is responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis, Norman E. Sienko, Jr., Russell Sinder and Joseph M. Sciortino (each, a “Portfolio Manager” and together, the “Portfolio Managers”).

Mr. Amlicke is a Managing Director and the Chief Investment Officer of UBS Alternative and Quantitative Investments LLC’s (the “Adviser”) Hedge Fund Solutions group (“A&Q HFS”). He also is the Co-Chairman of A&Q HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, which became A&Q HFS in March 2004. Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of A&Q HFS. He also is the Co-Chairman of A&Q HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Mr. Sienko has served as a Portfolio Manager of the Fund since its inception. He is an Executive Director and a Senior Portfolio Manager of A&Q HFS. Prior to joining A&Q HFS, Mr. Sienko served as head of UBS Wealth Management Americas’ Alternative Investment Group from 1998 to 2010. Mr. Sinder has been associated with the Fund since August 2002 and joined the portfolio management team in 2005. He was associated with UBS Alternative Investments US from 1998 to 2010 and is an Executive Director of A&Q HFS. Mr. Sciortino joined the portfolio management team in 2006. Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010 and is a Director of A&Q HFS. Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2013.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	7(1)	$1,105,641,071	46(2)	$9,703,266,932	19(3)	$15,132,187,225

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Americo Nardis	7(1)	$1,105,641,071	46(2)	$9,703,266,932	19(3)	$15,132,187,225

Norman E. Sienko, Jr.	6(1)	$ 957,160,687	1(4)	$ 95,113,361	0	N/A

Joseph M. Sciortino	7(1)	$1,105,641,071	1(4)	$ 95,113,361	0	N/A

Russell Sinder	7(1)	$1,105,641,071	1(4)	$ 95,113,361	0	N/A

[1]	Of these accounts, 4 accounts with total assets of approximately $671,940,323 charge performance-based advisory fees.

[2]	Of these accounts, 28 accounts with total assets of approximately $8,084,174,634 charge performance-based advisory fees.

[3]	Of these accounts, 5 accounts with total assets of approximately $7,586,982,639 charge performance-based advisory fees.

[4]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any interests in the Fund.

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) O’Connor Fund of Funds: Technology LLC

By (Signature and Title)* /s/ William Ferri
William Ferri, Principal Executive Officer

Date 3/7/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ William Ferri
William Ferri, Principal Executive Officer

Date 3/7/2014

By (Signature and Title)* /s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date 3/7/2014

* Print the name and title of each signing officer under his or her signature.